YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this report for Dreyfus Strategic Municipal Bond Fund, Inc. for the 12-month period ended November 30, 1998. Your Fund produced a total return including share price changes and dividend income generated of 6.95% .* During the reporting period, the Fund produced income dividends exempt from federal personal income taxes of $0.620 per share.** This is equivalent to a federally tax-free distribution rate per share of 6.09%.***

ECONOMIC    REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower level established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in Europe as well as the U.S.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT

  Prices moved higher during the reporting period as various classes of investors found municipal bonds appealing, despite the extent to which equities vied for investors' attention for most of the period. Low inflation and low interest rates helped create and maintain a bond-friendly atmosphere. Not to be overlooked, either, is the improved fiscal posture enjoyed by many states and municipalities, the result of several years of strong economic growth that enhanced the creditworthiness of many municipal securities issuers, and gave added comfort to investors. The dollar value of newly issued bonds so far in 1998 has surpassed the volume experienced in all but a few previous years. At $255 billion, it is approximately 29% above the same period last year but, nonetheless, a dearth of appropriate bonds persists in several states.
Fortunately, the market has absorbed the new issuance without inordinate volatility in the process. Municipal yields have been, and continue to be, very favorably aligned vis-a-vis U.S. Treasury Bonds. Historically, longer-term municipals have been viewed as being good values when their yields approached 80% to 85% of the yields available on comparable Treasuries. Presently, most measures place the ratio well in excess of 90%. The environment for municipal bonds still appears to be positive, particularly with the Federal Reserve Board's Open Market Committee signaling explicitly, by recent cuts in the target rate for Federal Funds, its preference for lower interest rates.

PORTFOLIO FOCUS

  While the Fund did benefit from a stronger bond market environment during the past year, active management of the underlying bond portfolio for the purpose of capitalizing on interest rate moves was not the primary focus. In managing the Fund, the generation of income exempt from federal income tax was the principal focus. In the current market environment, because of the narrowing yield
differentials   between  the  highest  quality  and  lower  rated  tax-exempts, opportunities to relatively enhance income have been limited. However, we would anticipate that a softening in the U.S. economy could lead to more opportunities in the future. We currently anticipate the impending retirement of many of the Fund' s original high coupon security holdings and, in view of the declining interest rate environment, we would expect that the proceeds would be invested in lower yielding securities.

  With income being the primary focus, management has elected to maintain an unchanged posture with respect to the Fund's duration. No attempt was made to adjust it in response to interest rate changes. Duration was maintained at approximately five years. This duration positioning generally has worked successfully in terms of total return measurement whenever interest rates were flat or rising. During the market's upswing this past year, the Fund did not capture as much price appreciation as did more aggressively structured funds, that is, those with longer durations.

  While it still appears at this time that the market should continue to experience steady or even lower rates, we will continue to look to maximize the Fund' s distribution of tax-free income. We trust that this philosophy is in keeping with your investment objective.

               Very truly yours,



               [Richard J. Moynihan signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

December 15, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.

** Some income may be subject to the federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

SELECTED INFORMATION                            NOVEMBER 30, 1998 (UNAUDITED)

Market Price per share November 30, 1998 . . . .     $10 3/16

Shares Outstanding November 30, 1998 . . . . . .   47,659,365

New York Stock Exchange Ticker Symbol. . . . . .          DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                           Fiscal Year Ended November 30,1998
                             ______________________________________________________________________________________________

                            Quarter                      Quarter                       Quarter                    Quarter

                             Ended                        Ended                         Ended                      Ended

                       February 28, 1998              May 31, 1998                 August 31, 1998           November 30, 1998
                      ________________            ____________________          __________________         __________________
High                      $10 15/16                      $9 13/16                        $10  1/4                    $10  5/16

Low                         9 13/16                       9  1/16                          9  5/8                      9  1/2

Close                       9 13/16                       9 11/16                          9 11/16                    10  3/16

PERCENTAGE GAIN based on change in Market Price*

November 22, 1989 (commencement of operations) through November 30, 1998                               90.98%

December 1, 1993 through November 30, 1998 . . . . . . . . .                                           40.64

December 1, 1997 through November 30, 1998 . . . . . . . . .                                            2.23

March 1, 1998 through November 30, 1998. . . . . . . . . . .                                            8.92

June 1, 1998 through November 30, 1998 . . . . . . . . . . ..                                           8.59

September 1, 1998 through November 30, 1998. . . . . . . . ..                                           6.86

NET ASSET VALUE PER SHARE

             November 22, 1989 (commencement of operations)  . . . . . . . . . .            $9.32

             November 30, 1997 . . . . . . . . . . . . . . . . . . . . . . . . .             9.49

             February 28, 1998 . . . . . . . . . . . . . . . . . . . . . . . . .             9.59

             May 31, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . .             9.54

             August 31, 1998 . . . . . . . . . . . . . . . . . . . . . . . . . .             9.58

             November 30, 1998 . . . . . . . . . . . . . . . . . . . . . . . . .             9.52

PERCENTAGE GAIN based on change in Net Asset Value*

November 22, 1989 (commencement of operations) through November 30, 1998                               91.50%

December 1, 1993 through November 30, 1998 . . . . . . . . .                                           35.67

December 1, 1997 through November 30, 1998 . . . . . . . . .                                            6.95

March 1, 1998 through November 30, 1998. . . . . . . . . . .                                            4.15

June 1, 1998 through November 30, 1998 . . . . . . . . . . .                                            3.04

September 1, 1998 through November 30, 1998. . . . . . . . .                                             .98

*  With dividends reinvested.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    NOVEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments--98.4%                                                             Amount             Value
-------------------------------------------------------                                         _____________     _____________
Alabama--.7%

Alabama Industrial Development Authority, SWDR

  (Pine City Fiber Co.) 6.45%, 12/1/2023 . . . . . . . . . . . . . . . . . . . . . . . . .     $    3,000,000    $    3,202,680

Arizona--1.8%

Apache County Industrial Development Authority, PCR, Refunding

  (Tuscon Electric Power Co. Project) 5.85%, 3/1/2028  . . . . . . . . . . . . . . . . . .          8,000,000         7,989,120

Arkansas--.5%

Saline County, HR, Refunding

  7.875%, 9/1/2019 (Prerefunded 9/1/1999) (a)  . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,108,280

Colorado--1.2%

Colorado Health Facilities Authority, Revenue

  (American Housing Foundation 1, Inc. Project) 10.25%, 12/1/2020  . . . . . . . . . . . .          5,700,000         5,619,801

Connecticut--2.0%

Connecticut Development Authority, PCR, Refunding

  (Connecticut Light and Power) 5.95%, 9/1/2028  . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,047,000

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

  6%, 11/15/2027 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,252,560

Delaware--1.4%

Delaware Health Facilities Authority, Revenue, Refunding

  (Beebe Medical Center Project) 6.80%, 6/1/2024 . . . . . . . . . . . . . . . . . . . . .          5,905,000         6,506,837

District of Columbia--1.7%

Metropolitan Washington Airports Authority, Special Facilities Revenue

  (Caterair International Corp.) 10.125%, 9/1/2011 . . . . . . . . . . . . . . . . . . . .          7,520,000         7,831,930

Florida--5.6%

Florida Board of Education, Capital Outlay 8.957%, 6/1/2019 (b,c). . . . . . . . . . . . .         15,000,000        17,659,500

Palm Beach County, Solid Waste IDR:

 (Okeelanta Power Limited Partnership Project)

    6.70%, 2/15/2015 (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         4,000,000

  (Osceola Power Limited Partnership Project)

    6.95%, 1/1/2022 (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         3,950,000

Georgia--2.7%

Private Colleges and Universities Facilities Authority, Revenue, Refunding

  (Clark Atlanta University Project) 8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)  . . . . .         10,245,000        12,343,688

Illinois--8.7%

Chicago-O'Hare International Airport, Special Facility Revenue

  Refunding (Delta Airlines Project) 6.45%, 5/1/2018 . . . . . . . . . . . . . . . . . . .          2,790,000         2,967,249

  (United Airlines, Inc. Project):

    8.20%, 5/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,930,000         7,249,265

    8.40%, 5/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,350,000         6,642,227

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------                                         _____________     _____________
Illinois (continued)

Illinois Development Finance Authority, Revenue

 (Community Rehabilitation Providers Facilities Acquisition Program):

    6.05%, 7/1/2019  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    5,290,000    $    5,555,082

    8.50%, 9/1/2010  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,710,000         1,818,209

    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . .          3,290,000         3,623,442

Illinois Health Facilities Authority, Revenue

  (Ravenswood Hospital Medical Center Project) 8.25%, 11/1/2010  . . . . . . . . . . . . .         11,199,998        11,797,071

Indiana--3.5%

Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue

  (Bethlehem Steel Corp. Project) 8%, 4/1/2024 . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,637,980

Indianapolis Airport Authority, Special Facility Revenue

  (United Airlines, Inc. Project) 6.50%, 11/15/2031  . . . . . . . . . . . . . . . . . . .          8,750,000         9,406,863

Kentucky--2.1%

Kenton County Airport Board, Airport Revenue

  (Special Facilities--Delta Airlines Project) 6.125%, 2/1/2022  . . . . . . . . . . . . .          5,000,000         5,080,600

Morgantown Health Care Facility, Revenue (Southern Health Care System Project)

  10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)  . . . . . . . . . . . . . . . . . . . . . .          4,100,000         4,524,637

Louisiana--5.6%

Lake Charles Harbor and Terminal, District Port Facilities Revenue, Refunding

  (Trunkline LNG Co. Project) 7.75%, 8/15/2022 . . . . . . . . . . . . . . . . . . . . . .         15,000,000        16,983,750

Parish of De Soto, Environmental Improvement Revenue, Refunding

  (International Paper Co. Project) 6.55%, 4/1/2019  . . . . . . . . . . . . . . . . . . .          2,900,000         3,180,517

West Feliciana Parish, PCR (Gulf States) 5.80%, 12/1/2015. . . . . . . . . . . . . . . . .          5,000,000         5,093,350

Maryland--2.1%

Baltimore County, PCR, Refunding

  (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015  . . . . . . . . . . . . . . . . . . . .          5,000,000         5,459,950

Maryland Industrial Development Financing Authority, EDR

  (Medical Waste Associates Limited Partnership) 8.75%, 11/15/2010 . . . . . . . . . . . .          4,135,000         4,190,285

Massachusetts--3.9%

Massachusetts Health and Educational Facilities Authority, Revenue, Refunding

  (Beth Israel Hospital) 8.522%, 7/1/2025 (Insured; AMBAC) (b).  . . . . . . . . . . . . .          3,250,000         3,745,625

Massachusetts Industrial Finance Agency, Revenue (Sturdy Memorial Hospital)

  7.90%, 6/1/2009  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,450,000         4,635,120

Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt)

  10%, 3/1/2026  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         7,733,670

Pittsfield, SWDR (Vicon Recovery Associates Project) 7.95%, 11/1/2004. . . . . . . . . . .          1,550,000         1,603,041

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------                                         _____________     _____________

Michigan--2.3%

Michigan Hospital Finance Authority, HR, Refunding

 (Genesys Health System Obligated Group)

    8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a)  . . . . . . . . . . . . . . . . . . . .     $    5,000,000    $    6,290,250

Michigan Strategic Fund, SWDR, Refunding

  (Genesee Power Station Project) 7.50%, 1/1/2021  . . . . . . . . . . . . . . . . . . . .          4,000,000         4,342,800

Minnesota--1.1%

Washington County Housing and Redevelopment Authority,

  Governmental Housing Revenue (Woodland Park Apartments) 9.75%, 5/1/2020  . . . . . . . .          5,035,000         4,783,250

Mississippi--3.4%

Claiborne County, PCR (Middle South Energy, Inc.) 9.875%, 12/1/2014. . . . . . . . . . . .         10,000,000        10,301,800

Mississippi Business Finance Corporation, PCR, Refunding

  (Systems Energy Resources, Inc. Project) 5.875%, 4/1/2022  . . . . . . . . . . . . . . .          5,000,000         5,008,150

Missouri--1.6%

Jackson County Industrial Development Authority, Health Facilities Revenue

  (Carondelet Health Corp. Project) 9%, 7/1/2020 . . . . . . . . . . . . . . . . . . . . .          6,735,000         7,088,722

New Hampshire--1.4%

New Hampshire Business Finance Authority, PCR, Refunding

  (Public Service Co.) 6%, 5/1/2021  . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,113,280

New Jersey--1.3%

New Jersey Economic Development Authority, First Mortgage Revenue

  (The Evergreens) 9.25%, 10/1/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         6,028,200

New Mexico--.5%

New Mexico Mortgage Finance Authority, SFMR 7.80%, 3/1/2021. . . . . . . . . . . . . . . .          2,150,000         2,222,928

New York--4.6%

New York City 8%, 8/15/2018 (Prerefunded 8/15/2001) (a). . . . . . . . . . . . . . . . . .          1,485,000         1,671,575

New York City Industrial Development Agency, Civic Facility Revenue

  (YMCA of Greater New York Project) 8%, 8/1/2016 (Prerefunded 8/1/2001) (a) . . . . . . .          3,000,000         3,369,630

New York State Dormitory Authority, Revenue,

  Judicial Facility Lease (Suffolk County) 9.50%, 4/15/2014  . . . . . . . . . . . . . . .          6,000,000         7,005,060

New York State Mortgage Agency, Revenue:

  8.10%, 10/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,495,000         8,678,917

North Carolina--1.4%

Halifax County Industrial Facilities and Pollution Control Financing Authority,
SWDR

  (Champion International Project) 8.15%, 11/1/2019  . . . . . . . . . . . . . . . . . . .          1,000,000         1,049,380

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------                                         _____________     _____________

North Carolina (continued)

Haywood County Industrial Facilities and Pollution Control Financing Authority,
SWDR

 (Champion International Project):

    8.10%, 11/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    4,820,000    $    5,053,625

    8.10%, 11/1/2009 (Prerefunded 11/1/1999) (a) . . . . . . . . . . . . . . . . . . . . .            180,000           191,340

Pennsylvania--9.4%

Beaver County Industrial Development Authority, PCR, Refunding

  (Cleveland Electric Project) 7.625%, 5/1/2025  . . . . . . . . . . . . . . . . . . . . .          8,800,000         9,941,536

Langhorne Manor Borough Higher Education and Health Authority, Revenue

  (Woods Schools) 8.75%, 11/15/2014 (Prerefunded 11/15/1999) (a) . . . . . . . . . . . . .          5,000,000         5,362,100

Lehigh County General Purpose Authority, Revenue (Wiley House)

  8.75%, 11/1/2014 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000        11,757,900

Montgomery County Higher Education and Health Authority, Revenue:

  (Northwestern Corp.) 8.50%, 6/1/2016 . . . . . . . . . . . . . . . . . . . . . . . . . .          4,390,000         4,797,260

  (Retirement Community-G.D.L. Farms)

    9.50%, 1/1/2020 (Prerefunded 1/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . .          5,500,000         5,957,435

Pennsylvania Economic Development Financing Authority, RRR

  (Northhampton Generating Project) 6.60%, 1/1/2019  . . . . . . . . . . . . . . . . . . .          4,200,000         4,487,280

Pennsylvania Housing Finance Agency, Multi-Family Development Revenue

  8.25%, 12/15/2019  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            295,000           308,384

Rhode Island--1.8%

Rhode Island Health and Educational Building Corp., Revenue, Refunding

  (Landmark Medical Center) 8.125%, 7/1/2019 (Prerefunded 7/1/1999) (a)  . . . . . . . . .          7,520,000         7,886,750

Tennessee--1.5%

Maury County Health and Educational Facilities Board, Health Care Facilities
Revenue

  (Southern Health Care-Heritage) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)  . . . . . .          6,025,000         6,648,226

Texas--12.0%

Georgetown Hospital Authority, HR, Refunding, Improvement and First Mortgage

  8.625%, 7/1/2015 (Prerefunded 7/1/1999) (a)  . . . . . . . . . . . . . . . . . . . . . .          6,535,000         6,867,043

Houston Airport System, Special Facilities Revenue,

  Airport Improvement (Continental Airlines) 6.125%, 7/15/2017 . . . . . . . . . . . . . .          2,875,000         2,959,094

Mesquite Health Facilities Development Corp., Revenue (Christian Care Centers,
Inc.)

  9.375%, 3/1/2020 (Prerefunded 3/1/2000) (a)  . . . . . . . . . . . . . . . . . . . . . .         11,540,000        12,689,384

Texas Department of Housing and Community Affairs,

  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024  . . . . . . . . . . . .         13,700,000        15,635,399

Texas Health Facilities Development Corp., HR (All Saints Episcopal Hospitals)

  7.80%, 8/15/2021 (Prerefunded 8/15/1999) (a) . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,153,900

Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Project):

  8.625%, 9/1/2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            935,000           984,265

  8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)  . . . . . . . . . . . . . . . . . . . . . .          5,100,000         5,863,623

Tyler Health Facilities Development Corp., HR, Refunding

 (East Texas Medical Center Regional Health Care System Project)

  6.75%, 11/1/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,850,000         6,291,383

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------                                         _____________     _____________

Utah--2.4%

Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (d). . . . . . . .      $  10,000,000    $    6,002,000

Tooele County, Hazardous Waste Treatment Revenue (Union Pacific Project)

  5.70%, 11/1/2026 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         4,983,800

Vermont--.5%

Vermont Housing Finance Agency, Home Mortgage Purchase 8.10%, 6/1/2022 . . . . . . . . . .          2,130,000         2,200,673

Virginia--6.1%

Fairfax County Water Authority, Revenue 7.779%, 4/1/2029 (b,c) . . . . . . . . . . . . . .          4,000,000         4,396,440

Henrico County Industrial Development Authority, Revenue

  (Bon Secours Health Care System Project) 8.025%, 8/23/2027 (b) . . . . . . . . . . . . .          7,500,000         9,862,500

Virginia Housing Development Authority, MFHR 7.05%, 5/1/2018 . . . . . . . . . . . . . . .         12,000,000        13,177,800

Wisconsin--2.6%

Wisconsin Housing and Economic Development Authority, Homeownership Revenue

  8.874%, 7/1/2025 (b,c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,600,000        11,947,260

Wyoming--1.0%

Sweetwater County, SWDR (FMC Corp. Project):

  7%, 6/1/2024 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,200,000         2,417,250

  6.90%, 9/1/2024  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,193,600

U.S. Related--1.3%

Puerto Rico Commonwealth Highway and Transportation Authority

  Transportation Revenue 6.55%, 4/1/2008 (Insured; MBIA) (b,c) . . . . . . . . . . . . . .          6,000,000         6,020,460

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $433,385,428). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.7%      $452,430,981

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .3%     $   1,461,896
                                                                                                      _______     _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $453,892,877
                                                                                                      _______     _____________

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           MFHR        Multi-Family Housing Revenue

EDR         Economic Development Revenue                            PCR         Pollution Control Revenue

HR          Hospital Revenue                                        RRR         Resources Recovery Revenue

IDR         Industrial Development Revenue                          SFMR        Single Family Mortgage Revenue

MBIA        Municipal Bond Investors Assurance                      SWDR        Solid Waste Disposal Revenue

               Insurance Corporation

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value
____                               ________                          ________________               __________________

AAA                                Aaa                               AAA                                  16.3%

AA                                 Aa                                AA                                   11.9

A                                  A                                 A                                     6.0

BBB                                Baa                               BBB                                  24.8

BB                                 Ba                                BB                                    8.1

B                                  B                                 B                                     1.8

Not Rated (e)                      Not Rated (e)                     Not Rated (e)                        31.1

                                                                                                       _______

                                                                                                         100.0%

                                                                                                       _______


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds  which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which  are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Inverse  floater   security--the   interest  rate  is  subject  to  change
periodically.

(c) Securities exempt  from registration under Rule 144A of the Securities Act
of   1933.   These   securities  may  be  resold  in  transactions  exempt  from registration,  normally to qualified institutional buyers. At November 30, 1998, these securities amounted to $40,023,660 or 8.8% of net assets.

(d) Non-income producing security, interest payments in default.

(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(f) At November 30, 1998, the Fund had $140,343,045 (30.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         NOVEMBER 30, 1998

                                                                                                    Cost              Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $433,385,428      $452,430,981

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            8,421,209

                                 Prepaid expenses and other assets . . . . . . . . . . . .                              197,664

                                                                                                                  _____________

                                                                                                                    461,049,854

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              288,130

                                 Cash overdrafts due to Custodian  . . . . . . . . . . . .                              650,125

                                 Payable for investment securities purchased . . . . . . .                            6,102,904

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              115,818

                                                                                                                  _____________

                                                                                                                      7,156,977

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $453,892,877

                                                                                                                  _____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $446,707,192

                                 Accumulated undistributed investment income--net  . . . .                            1,951,438

                                 Accumulated net realized gains (loss) on investments  . .                          (13,811,306)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                           19,045,553
                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $453,892,877

                                                                                                                  _____________

SHARES OUTSTANDING

(110 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           47,659,365

NET ASSET VALUE per share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                $9.52

                                                                                                                          _____

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $31,914,108

EXPENSES:                        Investment advisory fee--Note 3(a)  . . . . . . . . . . .       $  2,257,767

                                 Administration fee--Note 3(a) . . . . . . . . . . . . . .          1,128,883

                                 Shareholders' reports . . . . . . . . . . . . . . . . . .             97,062

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             43,108

                                 Directors' fees and expenses--Note 3(b) . . . . . . . . .             33,632

                                 Shareholder servicing costs . . . . . . . . . . . . . . .             32,821

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             32,807

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .                876

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             24,380

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            3,651,336

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           28,262,772

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .      $     306,745

                                 Net unrealized appreciation (depreciation) on investments . .      2,076,465

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            2,383,210

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $30,645,982
                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended          Year Ended

                                                                                      November 30, 1998   November 30, 1997
                                                                                      __________________  __________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . .           $  28,262,772       $  28,832,146

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . .                 306,745             161,700

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . .               2,076,465            (698,707)
                                                                                           _____________       _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .              30,645,982          28,295,139
                                                                                           _____________       _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . .             (29,319,019)        (30,573,584)
                                                                                           _____________       _____________

CAPITAL STOCK TRANSACTIONS:

   Dividends reinvested--Note 1(c) . . . . . . . . . . . . . . . . . . . . . . .               6,413,712           7,749,563
                                                                                           _____________       _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . .               7,740,675           5,471,118

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             446,152,202         440,681,084
                                                                                           _____________       _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $453,892,877        $446,152,202
                                                                                           _____________       _____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .          $    1,951,438      $    3,007,685

                                                                                           _____________       _____________

                                                                                               Shares              Shares
                                                                                           _____________       _____________

CAPITAL SHARE TRANSACTIONS:

   Increase in Shares Outstanding as a Result of Dividends Reinvested  . . . . .                 664,058             799,653
                                                                                           _____________       _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund' s financial statements and market price data for the Fund's shares.


                                                                                      Year Ended November 30,
                                                                      ______________________________________________________

PER SHARE DATA:                                                   1998         1997         1996          1995         1994
                                                                 ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .    $  9.49      $  9.54      $  9.60       $  8.68      $  9.93
                                                                 ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .60          .62          .64           .66          .65

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .05         (.01)        (.08)          .90        (1.16)
                                                                 ______       ______       ______        ______       ______


   Total from Investment Operations  . . . . . . . . . . . .        .65          .61          .56          1.56         (.51)
                                                                 ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.62)        (.66)        (.62)         (.64)        (.67)

   Dividends in excess of net realized gains
       on investments  . . . . . . . . . . . . . . . . . . .         --           --           --            --         (.07)
                                                                 ______       ______       ______        ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .       (.62)        (.66)        (.62)         (.64)        (.74)
                                                                 ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .    $  9.52      $  9.49      $  9.54       $  9.60      $  8.68
                                                                 ______       ______       ______        ______       ______


   Market value, end of period . . . . . . . . . . . . . . .    $10 3/16     $ 10 5/8      $ 9 3/4      $  9 1/4     $  8 5/8
                                                                 ______       ______       ______        ______       ______

TOTAL INVESTMENT RETURN* . . . . . . . . . . . . . . . . . .       2.23%       16.60%       12.61%        15.12%       (8.97%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .81%         .81%         .82%          .84%         .86%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .        6.26%       6.55%        6.82%         7.12%        6.94%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        6.33%       2.95%       13.47%        13.19%       10.96%

   Net Assets, end of period (000's Omitted) . . . . . . . .     $453,893   $446,152     $440,681      $439,192     $396,316
-----------------------------

*   Calculated based on market value.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the Fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Boston Safe Deposit and Trust Company (the "Custodian") acts as the Fund' s custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation (" Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of
First Data Corporation (" FDC" ), serves as the Fund' s transfer agent, dividend-paying agent, registrar and plan agent.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestement plan.

   On November 25, 1998, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on December 24, 1998 to shareholders of record as of the close of business on December 10, 1998.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund has an unused capital loss carryover of approximately $13,811,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. If not applied, $4,498,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds in effect at the time of borrowings. During the period ended November 30, 1998, the Fund did not borrow under the line of credit.

NOTE  3--INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH
AFFILIATES:

   (A) The fee payable by the Fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of
 . 50 of 1% of the value of the Fund's average weekly net assets. The fee payable by the Fund, pursuant to the provisions of an Administration Agreement with Dreyfus, is payable monthly based on an annual rate of .25 of 1% of the value of the Fund's average weekly net assets.

   (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1998 amounted to $43,840,550 and $28,112,568, respectively.

   At November 30, 1998, accumulated net unrealized appreciation on investments was $19,045,553, consisting of $33,074,437 gross unrealized appreciation and $14,028,884 gross unrealized depreciation.

At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

January 4, 1999


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund' s taxable ordinary dividends and capital gain distributions paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

   Under the Fund' s Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Stockholder") who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by The First Data Investor Services Group, Inc., as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

   A Common Shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

   A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be by direct mail to First Data Investor Services Group, Inc., Attention: Closed-End Funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder' s name and address as they appear on the Agent' s records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

   The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

   The Fund pays the Agent' s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

   The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED)

  Stockholders voted on the following proposals presented at the annual stockholders' meeting held on May 15, 1998. The description of each proposal and the number of shares voted are as follows:

                                                                                                       Shares
                                                                                        ______________________________________

                                                                                            For                Authority Withheld
                                                                                      _________________         ________________
1.  To elect two Class II Directors:*

      Ehud Houminer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            43,430,599                 947,316

      Robin A. Smith . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            43,418,776                 959,139


                                                                               For             Against           Abstained
                                                                           _____________     _____________     _____________

2. To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund. . . . . . . . . . . . . .                43,742,552           297,949           607,414
-------------

*  The terms of these Class II Directors expire in 2001.

                     [This page intentionally left blank.]

                            OFFICERS AND DIRECTORS

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                                200 Park Avenue

                              New York, NY 10166

Directors

Joseph S. DiMartino, Chairman

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Smith

John E. Zuccotti

Officers

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margart W. Chambers

Vice President, Assistant Treasurer and Assistant Secretary

    Michael S. Petrucelli

Vice President, Assistant Treasurer and Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower, III

Vice    President    and    Assistant    Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Christopher J. Kelly

Vice President and Assistant Secretary

    Kathleen K. Morrisey

Vice President and Assistant Secretary

    Elba Vasquez

Portfolio Managers

    Joseph P. Darcy

    A. Paul Disdier

    Karen M. Hand

    Stephen C. Kris

    Richard J. Moynihan

    Jill C. Shaffro

    Samuel J. Weinstock

    Monica S. Wieboldt

Investment Adviser

and Administrator

The Dreyfus Corporation

Custodian

Boston Safe Deposit and Trust Company

Counsel

Stroock & Stroock & Lavan LLP

Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent First Data Investor Services Group, Inc.

Stock Exchange Listing

NYSE Symbol: DSM

Initial SEC Effective Date

11/22/89


The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--National Municipal Bond Funds" every Sunday.


--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
--------------------------------------------------------------------------------
                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Boston Safe Deposit and Trust Company

One Boston Place

Boston, MA 02108

TRANSFER AGENT,

DIVIDEND-PAYING AGENT,

REGISTRAR AND PLAN AGENT

First Data Investor Services Group, Inc.

One Exchange Place

Boston, MA 02109



Printed in U.S.A.                                             852AR9811

Strategic

Municipal

Bond Fund, Inc.

Annual Report

November 30, 1998